                 CERTAIN MATERIALS HAVE BEEN OMITTED AND
            CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR

                                                               Exhibit 10.10

                                SUPPLY AGREEMENT

    THIS SUPPLY AGREEMENT (this "Agreement") is entered into as of February 27, 1998 (the "Effective Date") by and between BASIC VEGETABLE PRODUCTS, L.P., a Delaware limited partnership ("Seller"), and NATROL, INC., a Delaware corporation ("Buyer").

                                   RECITALS

    WHEREAS, the parties hereto, among others, have entered into an Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement") pursuant to which Seller will sell, and Buyer will purchase, the assets and business of PURE-GAR, L.P., a Delaware limited partnership ("Pure-Gar");

    WHEREAS, the parties hereto have entered into a Research and Development Agreement (the "R & D Agreement") pursuant to which Seller will develop new and improved products for sale to Buyer; and

    WHEREAS, the parties hereto desire to enter into a long-term agreement pursuant to which Seller will sell, and Buyer will purchase, certain vegetable, fruit, herbal and botanical products for use in the business of Pure-Gar and other businesses of Buyer;

    NOW, THEREFORE, the parties agree as follows:

                                   AGREEMENT

1.  PURCHASE AND SALE OF PRODUCTS.

    (a) Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, Seller will sell, and Buyer will purchase, Products in the quantities and at the prices set forth herein.

    (b) Products. "Products" shall mean any of the following:

        (i) "Schedule 1 Products," which shall consist of all products currently produced by Seller and currently sold to Pure-Gar, as set forth on
Schedule 1;

       (ii) "Schedule 2 Products," which shall consist of all vegetable and herbal products produced by Seller from time to time but not currently sold to Pure-Gar; and

      (iii) "New Products" developed by Seller pursuant to the terms of the R & D Agreement.

    (c) Product Specifications. Products supplied pursuant to this Agreement shall comply

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                     CONFIDENTIAL TREATMENT REQUESTED

with certain product specifications that are unique to each Product (the applicable "Product Specifications"). With respect to Schedule 1 Products, the Product Specifications shall be as set forth on Schedule 1. With respect to any Schedule 2 Product, the Product Specifications shall be as issued by Seller from time to time. With respect to New Products, the Product Specifications shall be as designated in the New Product Notice delivered pursuant to Section 3(c) of this Agreement.

2. PRICES.

   (a) Prices for Schedule 1 Products and Schedule 2 Products. Subject to paragraph (b) below, prices for Schedule 1 Products initially shall be set at XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXX, as disclosed to Buyer and as set forth on Schedule 2(a) attached hereto; prices for Schedule 2 Products initially shall be set at XXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX relating to such Schedule 2 Products; and prices for New Products shall be set by Buyer and Seller XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. Thereafter, such prices shall be subject to increases in an amount XXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX with respect to Products supplied pursuant to this Agreement; provided, however, that Seller shall not effect a price increase for any Product more frequently than XXXXXXXXXXXXXXXXXXXXXXXX, and in the manner provided for herein. In the event of any such change in price, Seller shall deliver to Buyer a written notice (a "Price Notice") specifying the Products affected and the new price, no later than December 1 preceding the calendar year in which the new price is to take effect. New prices shall take effect ninety (90) days after Buyer has received a Price Notice with respect to such new prices. Each Price
Notice shall include a written explanation of each price increase with such explanation to include reasonable detail with respect to each Cost category set forth below, which contributed to such increase. The XXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXX shall be calculated by XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXX

        (i)   XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        (ii)  XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        (iii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        (iv)  XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        (v)   XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        (vi)  XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        (vii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXX

    (b) Premium Pricing.  Notwithstanding paragraph (a) above,

                     CONFIDENTIAL TREATMENT REQUESTED

if Buyer submits a Purchase Commitment containing Volume Targets with respect to a Schedule 1 Product or Schedule 2 Product derived from garlic that is derived from high-allicin garlic (minimum allicin yield of XXXXXX parts per million ("ppm")), or organically grown, that constitutes a Premium Product Order pursuant to Section 4(b) hereof, then the price with respect to such Product shall be the price determined under paragraph (a), increased by XXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. Such provision shall apply only to the amount of Product to be supplied by Seller in excess of the applicable Volume Target for such Product.

3. REQUIREMENTS.

   (a) Schedule 1 Products. Buyer shall be obligated to purchase from Seller its requirements of Schedule 1 Products for use in all bulk and branded products sold by Buyer, whether through Pure-Gar or otherwise. Seller shall be obligated to supply to Buyer Schedule 1 Products in the amount of such requirements, subject to certain requirements relating to advance notice and maximum production capabilities, as set forth in Section 4.

   (b) Schedule 2 Products. In the event that Buyer shall require any
Schedule 2 Product for any of its operations, whether of Pure-Gar or otherwise, Buyer shall submit to Seller a notice setting forth its requirements with respect to volume (a "Requirements Notice"), and Seller shall have the right to competitively bid to supply to Buyer Buyer's requirements of such products pursuant to the terms of this Agreement. Upon acceptance by Buyer of such bid, such Schedule 2 Product shall thereafter become a Schedule 1 Product under this Agreement.

   (c) New Products. Upon the development of a New Product, Seller shall deliver a notice (the "New Product Notice") to Buyer, describing the New Product, its product specifications, and its estimated price to Buyer pursuant to the terms of this Agreement, together with such supporting information and data as to its use as Seller may have available to it. Buyer shall have ninety (90) days to evaluate such New Product and to place an order for such amounts of such New Product as the parties hereto shall mutually agree. If an order is placed within such period and accepted by Seller, such New Product shall thereafter become a Schedule 1 Product under this Agreement.

    (d) Other Products. In the event that Buyer shall require any vegetable, fruit, herbal or botanical products not constituting Schedule 1 Products,
Schedule 2 Products or New Products, for any of its operations, whether of Pure-Gar or otherwise, Buyer shall submit to Seller a notice setting forth its requirements with respect to product specifications and volume, and Seller shall have the right to competitively bid to supply Buyer with some or all of Buyer's requirements of such products pursuant to terms to be mutually agreed upon outside the scope of this Agreement.

4. QUANTITIES AND PRODUCTION SCHEDULING.

   (a) Annual Purchase Commitment. For each calendar year or partial calendar year during the Term of this Agreement (a "Contract Year") beginning with 1999, Buyer shall submit to Seller a purchase commitment (the "Purchase Commitment") specifying the volume of each Product contemplated to be supplied

                     CONFIDENTIAL TREATMENT REQUESTED

pursuant to the Supply Agreement during the following year (the "Volume Targets"). The Purchase Commitment with respect to each Contract Year shall be submitted prior to August 31 of the preceding year; provided, however, that within 30 days of receipt by Buyer of a Price Notice with respect to Products, Buyer shall have the right to deliver a notice to Seller reducing Buyer's Purchase Commitment for such Products. Such Volume Targets with respect to all Products shall not be less than XXXXXXXXXXXXXXXXXXXXXXX pounds of garlic nor more than XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX pounds of garlic. With respect to Contract Year 1998, Volume Targets shall be as set forth on Schedule 4A attached hereto.

                     CONFIDENTIAL TREATMENT REQUESTED

    (b) Obligations of the Parties Regarding Volume Targets. During each Contract Year, with respect to each Product for which there is a Volume
Target:

        (i) Buyer shall purchase from Seller, and Seller shall sell to Buyer, at least XXX of the applicable Volume Target for such Product;

       (ii) Buyer shall have the right to purchase from Seller, and Seller shall sell to Buyer if ordered, up to XXXX of the applicable Volume Target for such Product; and

      (iii) if Buyer shall give Seller reasonable notice that its requirements for such Product shall exceed XXXX of the applicable Volume Target, Seller shall exercise commercially reasonable efforts to make such amount available to Buyer for purchase; provided, however, that in the event Seller is unable to fulfill Buyer's requirements for such Product within 30 days, Buyer shall have the right to purchase such unfulfilled amount of such Product from other sources.

Notwithstanding the foregoing, if Buyer submits a Purchase Commitment containing Volume Targets that (A) with respect to high-allicin Schedule 1 Products (minimum allicin yield of XXXXX ppm), exceed XXX of the sum of all Volume Targets for Schedule 1 Products derived from garlic; (B) with respect to ultrahigh-allicin Schedule 1 Products (minimum allicin yield of XXXXX ppm), exceed XXX of the sum of all Volume Targets for Schedule 1 Products derived from garlic; or (C) with respect to Schedule 1 Products derived from organic garlic, exceed the volume of such Products supplied to Pure-Gar by Seller during calendar year 1997 as set forth on Schedule 4B attached hereto (individually and collectively, "Premium Product Orders"), then Seller shall be obligated to exercise only commercially reasonable efforts to make such amounts available to Buyer for purchase; provided, however, that in the event Seller is unable to commit to fulfill Buyer's requirements for such Product within 30 days, Buyer shall have the right to purchase such unfulfilled amount of such Product from other sources.

Buyer shall pay such premium on such amount of Product in excess of the Volume Targets which are based on the Products which can be normally produced using Seller's current processes.

    (c) Forecasts. Buyer shall provide Seller with advance forecasts of its volume requirements with respect to each Product, as follows:

        (i) on an annual basis, for each Contract Year, concurrently with the submission of the Purchase Commitment with respect to the immediately prior Contract Year; and

       (ii) on a monthly basis, for the subsequent 90-day period or portion of such period within the Term.

Forecasts made pursuant to this paragraph shall not be binding upon either party.

5. EXCLUSIVITY AND NON-COMPETE.

    (a) Exclusivity. Except as otherwise provided herein, Seller shall exclusively supply the Schedule 1 Products to Buyer in Buyer's Marketing Channels as defined on
Schedule 5 attached hereto. During the Term, neither Seller nor any affiliate of Seller shall sell Schedule 1 Products (including Schedule 2 Products which have become Schedule 1 Products pursuant to Section 3(b) of this Agreement and New Products which have become Schedule 1 Products pursuant to Section 3(c) of this Agreement) to purchasers other than Buyer that market such Products in Buyer's Marketing Channels; provided, however, that with respect to Schedule 2 Products which have become Schedule 1 Products, Seller shall have the right to continue to make sales to purchasers with whom Seller has continuing supply relationships that exist at the time Seller first supplies such Product to Buyer pursuant to this Agreement.

Notwithstanding the foregoing, Seller and any affiliate of Seller shall be free at all times to sell any Product to its industrial ingredients customers and shall be free at all times to sell all Schedule 1 Products, Schedule 2 Products and New Products to purchasers that do not market such Products in Buyer's Marketing Channels.

    (b) Resale Restriction. At the request of Buyer, Seller shall use reasonable efforts to enforce the restriction in Section 5(a) against any of Seller's customers that resell Products obtained from Seller into any of Buyer's Marketing Channels.

    (c) Non-Compete. The Seller hereby agrees as follows:

        (i) During the Term of this Agreement as set forth in Section 6 below but without giving effect to any earlier termination other than a termination by reason of the breach or insolvency of Buyer (the "Noncompete Period"), Seller will not, without the express written consent of Buyer, directly or indirectly, anywhere in the United States or any of its territories, engage in any activity which is exclusively reserved to Natrol under Schedule 5 hereto.

       (ii) It is specifically understood and agreed that any breach of the provisions of this Section 5(c) by Seller will result in irreparable injury to the Buyer and its subsidiaries and affiliates that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy it may have, the Buyer and its subsidiaries and affiliates shall be entitled to enforce the specific performance of this Section 5(c) by Seller through both temporary and permanent injunctive relief without the necessity of proving actual damages or the posting of any bond, but without limitation of their right to damages, and any and all other remedies available to them, it being understood that injunctive relief is in addition to, and not in lieu of, such other remedies. In the event that any covenant contained in this Section 5(c) shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action. The existence of any claim or cause of action which Seller may have against the Buyer or any of its subsidiaries or affiliates shall not constitute a defense or bar to the enforcement of any of the provisions of this Section 5(c).

      (iii) The restrictions set forth in this Section 5(c) have been specifically negotiated by sophisticated commercial parties; are integrally related to the exclusivity arrangements contemplated hereby, are reasonable and necessary in time, scope, and geographic area (as Seller has conducted the Pur-Gar business throughout the United States, including without limitation all counties of California); are integral and essential to the sale and purchase of the assets and business of Pure-Gar pursuant to the Asset Purchase Agreement (the "Pure-Gar Business"); constitute a material inducement to the Buyer to enter into the Asset Purchase Agreement in consideration of the payment of the substantial consideration specified therein for the assets conveyed thereunder, and of the payments made pursuant to this Agreement, in addition to the exclusivity granted in Section 5(a) hereof, so that Buyer might realize the value of its purchase of the Pure-Gar Business.

6. TERM AND TERMINATION.

    (a) Term. The term of this Agreement (the "Term") will begin on the Effective Date and expire on August 31, 2005; provided, however, that the Term will be extended automatically for successive one-year periods thereafter unless either party gives notice during the month of August in any year of its intent not to renew this Agreement at least two (2) years in advance, in which case this Agreement shall terminate upon the end of such two-year period.

    (b) Termination. Notwithstanding anything contained herein to the contrary, either party shall have the right, in addition and without prejudice to any other rights or remedies, to immediately terminate this Agreement by giving notice to the other party (which notice shall specify the reason for the termination and the effective date of such termination), upon or after the occurrence of any of the following events:

        (i) the other party commits any material breach of the terms hereof that, in the case of a breach capable of remedy, has not been remedied within sixty (60) days of the receipt by the party in default of notice specifying the breach and requiring its remedy; provided, however, that in the case of a failure by Buyer to pay for Products and such failure is not being contested by Buyer in good faith, then Buyer shall have fifteen (15) days from its receipt of written notice from Seller of such failure to pay to cure such failure. From and after the date of such failure to cure, Seller will have no obligation to accept any order for Products hereunder unless all amounts owed by Seller hereunder have been paid and the order is accompanied by full payment of the purchase price of the Products covered thereby.

       (ii) the entry of an "Order for Relief" naming the other party as a "Debtor" under Title 11 of the United States Code or upon the entry of a decree or order by a court having competent jurisdiction in respect to any petition filed or action respecting a party directly involved in a reorganization, arrangement, creditors' composition, readjustment, liquidation, dissolution, bankruptcy or similar relief under any other present or future United States or other statute, law or regulation, whether or not resulting in the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official, and the continuation of any such decree or order is unstayed and in effect for a period of thirty consecutive days; or

     (iii) the making by the other party of an assignment for the benefit of creditors, or the admission by such party in writing of its inability to pay its debts generally as they become due or the taking of action by a party in furtherance of any such action.

    (c) Effect of Termination. Termination or expiration of this Agreement will not affect any other rights of the parties which may have accrued up to the date of such termination or expiration and, in addition, neither party will be relieved of any obligation for any sums due to the other party, and with respect to Section 5(c), Seller will not be relieved of any obligations thereunder, unless termination is by reason of the breach by or insolvency of Buyer.

7. TAXES.

   (a) Payment by Buyer. Prices provided for in Section 2 are exclusive of all applicable federal, state or local sales, use, property, value added, excise or similar taxes that may be levied upon Seller as a result of sale or delivery of any Product sold under this Agreement. All such taxes will be assumed and paid by Buyer. If a resale certificate or other such document of exemption is required in order to exempt the sale of Products from any such taxes, Buyer will furnish Seller with such a certificate or document prior to delivery by Seller.

   (b) Reimbursement of Seller. In the event that Seller is required to pay or at the request of Buyer pays any such taxes, Buyer agrees to reimburse Seller therefor upon being appropriately invoiced for the same in the exact amount paid by Buyer.

8. PAYMENT.

   Payment to Seller for Products shall be due within thirty (30) days of the date of Seller's invoice for such Products.

9. SHIPMENT; PACKAGING; TITLE; RISK OF LOSS.

   (a) Shipment. Buyer shall purchase all Products F.O.B. Seller's plant. At Buyer's request, Seller will arrange for shipping of Products by a Buyer-approved carrier. Buyer agrees to reimburse Seller for all prepaid freight charges.

   (b) Shipment to Buyer's Customers. At Buyer's request, Seller will arrange for shipping of Products directly to Buyer's customers, subject to Seller's policies regarding minimum order quantities.

   (c) Packaging. Seller shall package and deliver each Product in bulk containers that are standard for such Product.

   (d) Title and Risk of Loss. Title and risk of loss for Products shall transfer to Buyer at the earlier of delivery to the F.O.B. point or to a Buyer-approved carrier; provided, however, that in the event any Products are rejected as non-conforming in accordance with Section 10, title and risk of loss shall transfer to Seller upon delivery of such Products to Seller's plant until conforming

Products are delivered by Seller to the F.O.B. point or to a Buyer-approved carrier.

10. NON-CONFORMING PRODUCT.

    Buyer may reject any shipment of a Product that is not in conformity with the Product Specifications for such Product within ninety (90) days of delivery. If Buyer does not reject any shipment within such period by delivering notice of its rejection to Seller, including a description of the basis therefor, such shipment will be deemed to have been accepted by Buyer. Upon receiving any such notice of rejection, Seller shall have the option to either:

    (a) refund payments made by Buyer, plus all transportation costs paid by Buyer; or

    (b) require Buyer to return the non-conforming Products, freight collect, to Buyer's plant and promptly replace such Products with conforming Products.

The party shipping Products pursuant to this Section 10 will bear the entire risk of loss while a shipment is in transit.

11. REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

    (a) Authorization; Binding Obligation. Each party represents and warrants to the other that it is and will be free to enter into, and to fully perform, this Agreement and that no agreement or understanding with any other person, firm or corporation exists or will exist which would interfere with its obligations hereunder. Each party represents and warrants to the other that this Agreement is a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement.

    (b) Product Specifications. Seller represents and warrants to Buyer that all Products sold to Buyer pursuant to this Agreement shall be manufactured and processed in accordance with, and such Products shall comply with, applicable Product Specifications.

12. EXCUSABLE DELAY.

    (a) Force Majeure. Neither party hereto shall be liable for nonperformance for reasons of force majeure (all such causes being "Force Majeure Causes") including, but not limited to:

        (i) acts of God, acts of a public enemy, acts of the Governments of any state or political subdivision or any department or regulatory agency thereof or entity created thereby, quotas, embargoes, acts of any person engaged in subversive activity or sabotage, fires, floods, explosions, or other catastrophes, epidemics, or quarantine restrictions, strikes or other labor stoppages, slowdowns or disputes, voluntary or involuntary compliance with any valid or invalid law, or regulation of any governmental agency or authority, lack of transportation facilities, or any other cause beyond the control of the parties; or

       (ii) a failure or shortage in whole or part in the crop or raw material grown by

Sellers' contractors from which the Products are produced; provided, however, that in the case of a raw materials shortage, Seller shall allocate to Buyer no less than its pro-rata share of the available materials, except as may be required by any agreement to which Seller is a party as of the date of this Agreement.

The settlement of strikes or other labor stoppages shall be entirely within the discretion of such party claiming nonperformance and such party shall not be required to settle strikes or other labor stoppages by acceding to the demands of the workforce when such course is inadvisable in the discretion of such party.

    (b) Notice and Cure. In the event of nonperformance due to a Force Majeure Cause, such party claiming nonperformance shall immediately notify the other party and make reasonable efforts to cure such Force Majeure Cause and resume performance at the earliest possible date; provided, further, that during the pendency of any Force Majeure Cause, the party not claiming nonperformance shall have the right to sell or purchase, as that case may be, the Products or substitute Products in any manner.

13. CONFIDENTIALITY.

    (a) Confidential Information. Except as provided herein, each party will treat as confidential and proprietary and not disclose to any unauthorized third party any Confidential Information of the other party, unless such information:

        (i) was already in the possession of or otherwise available to the receiving party at the time such information was received under this Agreement;

       (ii) is published or otherwise becomes generally available to the public through no fault of the receiving party; or

      (iii) is lawfully made available to the receiving party without restriction by any person or entity which is not bound by, and does not impose, an obligation of confidentiality with respect to such information.

"Confidential Information" means all materials, specifications, trade secrets, marketing and other strategic information and other information and know-how, including without limitation, proprietary information and materials (whether or not patentable) regarding a party's technology, products, business, information or objectives. Confidential Information shall not include the terms of this Agreement.

    (b) Restrictions on Use and Disclosure. Except as provided herein, neither party will:

        (i) use any Confidential Information for any purpose other than in connection with the performance of its obligations under this Agreement, the Asset Purchase Agreement, the R & D Agreement, the Royalty Agreement or any related agreement between the parties; or

       (ii) disclose, reveal or otherwise make Confidential Information (other than its own) available to any third party without the prior written consent of the other party, unless such disclosure is required by operation of applicable law and, to the extent practicable, made under an agreement of confidentiality with the governmental authority requiring such disclosure.

    (c) Precautions. Both parties will take such reasonable and prudent steps and precautionary measures as may be required to ensure compliance with this
Section 13 by such of their employees, officers, agents, representatives, affiliates and other persons as are given access to such Confidential Information.

    (d) Survival. The obligations of the parties in this Section 13 will survive until five (5) years after the termination of this Agreement.

14. INDEMNIFICATION.

    Each party shall indemnify, defend and hold the other party, its employees and agents harmless from and against any and all liabilities, damages, injuries, claims, suits, judgments, causes of action and expenses (including attorneys' fees, court costs and out-of-pocket expenses), including without limitation claims brought by third parties seeking to recover for personal injury or property damage on any theory of product liabilities directly suffered or incurred by such other party as a result of
(i) any breach of any representation or warranty made by such first party hereunder, or (ii) any act or deed, whether by way of tort or contract, committed or omitted by such first party, its employees or agents in the performance of this Agreement, except for acts or deeds committed or omitted by such first party in reliance on representations and warranties made to such first party by such other party under this Agreement.

15. GENERAL.

    (a) Limitation of Liability. IN NO EVENT WILL ANY PARTY HERETO BE LIABLE UNDER ANY PROVISION OF THIS AGREEMENT FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCURRED BY THE OTHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY.

    (b) Governing Law. This Agreement is made in accordance with and will be governed and construed under the laws of the State of Delaware, excluding conflict of law principles that would cause the law of another jurisdiction to apply, as applied to agreements executed and performed entirely in Delaware by Delaware residents.

    (c) Assignment. This Agreement is not assignable or transferable by either party in whole or in part except with the written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Seller may assign its interest to a purchaser of its garlic processing business or garlic processing plant, without consent; and provided further, that the Buyer may assign its interest to a purchase of its business (whether by sale of assets, capital stock, merger or otherwise) without consent. In the case of any permitted assignment or transfer of or under this Agreement, this Agreement or the relevant provisions thereof, will be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

    (d) Notices. All notices and other communications required or permitted to be given under this Agreement will be in writing and will be effective when delivered personally, or one (1) business day after being transmitted by facsimile, or two (2) business days after being sent by commercial overnight carrier, or five (5) business days after being mailed if sent by registered or certified mail, postage prepaid, and addressed to the party at its address set forth below, unless by such notice a different person, address or number has been designated for giving notice hereunder:

        If to Seller, to:

        Basic Vegetable Products, L.P.
        324 Campus Lane, Suite C
        Suisun, CA  94585
        Attn:  Chief Financial Officer
        Facsimile Number:  (707) 864-4501

        with a copy to:

        Cooley Godward LLP
        One Maritime Plaza
        20th Floor
        San Francisco, CA 94111-3580
        Attention:  Susan Cooper Philpot
        Facsimile Number:  (415) 951-3699

        If to Buyer, to:

        Natrol, Inc.
        21411 Prairie Street
        Chatsworth, CA  91311
        Attention:  President
        Facsimile Number:  (818) 730-6001

        with a copy to:

        Goodwin Procter & Hoar LLP
        Exchange Place
        53 State Street
        Boston, MA 02109
        Attention:  William V. Buccella
        Facsimile Number:  (617) 523-1231

    (e) Relationship of Parties. The parties hereto agree that under this Agreement, Seller will operate as an independent contractor and not as an agent or employee of Buyer. Except as described in Section 10 above with respect to shipping arrangements, Seller has no express or implied authorization to incur any obligation or in any manner otherwise make any commitments on behalf of Buyer. In no way will Seller be liable to Buyer, its employees or third parties for any losses, injury, damages or the like occasioned by Seller's activities in connection with this Agreement, except as expressly provided herein.

    (f) Amendment and Waiver. This Agreement may be amended only with the written approval of both parties. Any of the provisions of this Agreement may be waived, generally or in a specific instance, with the written approval of the party giving such waiver. The failure of either party to enforce the provisions of this Agreement will not be deemed a waiver of such provisions or of the right of such party thereafter to enforce such provisions or any other provision.

    (g) Severability. In the event that any provision of this Agreement will be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decision.

    (h) Remedies. Except as expressly provided in this Agreement, the right and remedies provided in this Agreement will be cumulative and not exclusive of any other right and remedies provided by law or otherwise.

    (i) Section Headings. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section or in any way affect such section.

    (j) Counterparts. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

    (k) Arbitration. Except with respect to matters as to which injunctive relief is being sought, any dispute arising out of or relating to this Agreement that has not been settled within thirty (30) days by good faith negotiation between the parties to this Agreement shall be submitted to J.A.M.S./Endispute for final and binding arbitration on an expedited basis pursuant to its arbitration rules and regulations. Any such arbitration shall be conducted in San Francisco, California. Such proceedings shall be administered by the J.A.M.S./Endispute arbitrator(s) and shall be guided by the following agreed upon procedures:

        (i) mandatory exchange of all relevant documents, to be accomplished within forty-five (45) days of the initiation of such arbitration;

       (ii) no other discovery;

      (iii) hearings before the arbitrator(s) shall consist of a summary presentation by each side of not more than three (3) hours; such hearings to take place on one or two days at a maximum; and

       (iv) decision to be rendered by the arbitrator(s) not more than ten
(10) days following such hearings.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above set forth.

BASIC VEGETABLE PRODUCTS, L.P.                NATROL, INC.

By:      BVP, Inc.                            By: /s/ Elliott Balbert
                                                  -----------------------

Its:     General Partner

                                              Name: Elliott Balbert
                                                    --------------------
By: /s/ D.L. Wittchow
    -----------------------------

                                              Title: President
                                                     --------------------
Name: D.L. Wittchow
      -----------------------------------
Title: President and CEO
       ----------------------------------



                                   SCHEDULE 1

    Product Description                                  Pure-Gar Resource Code
    -------------------                                  ----------------------

    A-0 Garlic Powder                                         408710
    A-1500 Garlic Powder                                      409701
    A-1500 Garlic, Granular                                   409741
    A-1500 Organic Garlic Powder                              409711
    A-1500 Organic Garlic, Granular                           409761
    A8000 Garlic Powder                                       409706
    A10,000 Garlic Powder                                     409707
    A13,000 Garlic Powder                                     409708
    Nutraceutical Tomato Powder                               476120
    Nutraceutical Broccoli Powder                             416910
    Nutraceutical Spinach Powder                              472070
    Organic Parsley Powder                                    455030
    Organic Spinach Powder                                    472600



                         CONFIDENTIAL TREATMENT REQUESTED


                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Garlic Powder A-0

                           CERTIFICATION OF GUARANTEE


Test Product Code: Item# 08710 Lot# K                 P.O. #
Analytical Test Results:                              Order #


ATTRIBUTES                                                                      METHOD
----------                                                                      ------
Alliin:                                     XXXXXX ppm minimum                  C-18 HPLC
*Gamma-glutamylcysteines                    XXXXXX ppm minimum                  C-18 HPLC

Moisture:                                   XXXX                                A 2.2

Granulation:                                XXXX mesh, none                     A 6.0
                                            XXXX mesh, XXX minimum
                                            XXXX mesh, XXX maximum

**       Total Sulfur:                      XXXX ppm minimum                   Leco Analyzer


MICROBIOLOGICAL                                                                 METHOD
-----------------                                                              -------
Total Plate Count:                          XXXXXXX/g maximum                   M 1.0
Mold:                                       XXXXX/g maximum                     M 2.0
Coliforms:                                  XX/g maximum                        M 4.0


----------
*  Determined using a C-18 HPLC column
** Determined using a Leco Sulfur Analyzer

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                                  ------------------------
                                                   C.O.G. Administrator

P.O. Box 98813   Tacoma, WA 98498     253-582-6421     FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED


                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Garlic Powder A-1500

                           CERTIFICATION OF GUARANTEE

Test Product Code: Resource # 09701        Lot #          P.O. #
Analytical Test Results:                                  B/L #


ATTRIBUTES                                                                      METHOD
----------                                                                      ------
*Allicin yield                              XXXXX ppm minimum                   C-18 HPLC
*Total Thiosulfinates yield                 XXXXX ppm minimum                   C-18 HPLC
*Alliin                                     XXXXXX ppm minimum                  C-18 HPLC
*Gamma-glutamylcysteines                    XXXXXX ppm minimum                  C-18 HPLC

Moisture                                    XXXX maximum                        A 2.2
Granulation                                 XXX mesh, none                      A 6.0
                                            XXX mesh, XX maximum
                                            XXX mesh, XXX maximum
**Total sulfur                              XXXXX ppm minimum                   Leco Analyzer

MICROBIOLOGICAL
----------------
Total Plate Count                           XXXXXXX/g maximum                   M 1.0
Mold                                        XXXXX/g maximum                     M 2.0
Coliform                                    XX/g maximum                        M 4.0
E. coli                                     less than XX/g                      M 4.0
Salmonella                                  Negative/XX grams                   M 15.0


-----------
*  Determined using a C-18 HPLC column
** Determined using a Leco Sulfur Analyzer

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                              --------------------------
                                               C.O.G. Administrator

  P.O. Box 98813      Tacoma, WA 98498     253-582-6421 FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED

                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Garlic Granular A-1500

                           CERTIFICATION OF GUARANTEE

Test Product Code: Resource # 09741        Lot #          P.O. #
Analytical Test Results:                                  B/L #


ATTRIBUTES                                                                 METHOD
----------                                                                 ------
*Allicin yield                              XXXXX ppm minimum              C-18 HPLC
*Total Thiosulfinates yield                 XXXXX ppm minimum              C-18 HPLC
*Alliin                                     XXXXXX ppm minimum             C-18 HPLC
*Gamma-glutamylcysteines                    XXXXXX ppm minimum             C-18 HPLC
** Total Sulfur                              XXXXX ppm minimum              Leco Analyzer

Moisture                                    XXXX maximum                   A 2.2
Granulation                                 XXX mesh, XX maximum           A 6.0
                                            XXXX mesh, XXX maximum

MICROBIOLOGICAL
----------------
Total Plate Count                           XXXXXXX/g maximum              M 1.0
Mold                                        XXXXX/g maximum                M 2.0
Coliform                                    XX/g maximum                   M 4.0
E. coli                                     less than XX/g                 M 4.0
Salmonella                                  Negative/XX grams              M 15.0

------------
*   Determined using a C-18 HPLC column
**  Determined using a Leco Sulfur Analyzer

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                             --------------------------
                                             C.O.G. Administrator

  P.O. Box 98813  Tacoma, WA 98498   253-582-6421         FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED

                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Garlic Powder A-1500, Organic

                           CERTIFICATION OF GUARANTEE



Test Product Code: Resource # 09711 Lot #    P.O. #
Analytical Test Results:                                  B/L #


ATTRIBUTES                                                  METHOD
----------                                                  ------
*Allicin yield                     XXXXX ppm minimum        C-18 HPLC
*Total Thiosulfinates yield        XXXXX ppm minimum        C-18 HPLC
*Alliin                            XXXXXX ppm minimum       C-18 HPLC
*Gamma-glutamylcysteines           XXXXXX ppm minimum       C-18 HPLC

Moisture                           XXXX maximum             A 2.2
Granulation                        XXX mesh, none           A 6.0
                                   XXX mesh, XX maximum
                                   XXX mesh, XXX maximum
**       Total Sulfur              XXXXX ppm minimum        Leco Analyzer

MICROBIOLOGICAL
-----------------
Aerobic Plate Count:               XXXXXXX/g maximum        M 1.0
Mold:                              XXXXX/g maximum          M 2.0
Coliform:                          XX/g maximum             M 4.0
E. coli                            less than XX/g           M 4.0
Salmonella                         Negative/XX grams        M 15.0


------------
*  Determined using a C-18 HPLC column
** Determined using a Leco Sulfur Analyzer

ORGANIC CERTIFICATION

This product has been organically grown in accordance with the standards established by the California Certified Organics Farmers and the provisions of the California Organic Food Act of 1990.

   Certificate Number: ft045             Date Issued:          2/19/93

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                        --------------------------
                                         C.O.G. Administrator

  P.O. Box 98813    Tacoma, WA 98498    253-582-6421        FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED

                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Organic Granulated Garlic A-1500

                           CERTIFICATION OF GUARANTEE

Test Product Code: Resource # 09761 Lot #    P.O. #
Analytical Test Results:                                  B/L #


ATTRIBUTES                                                       METHOD
----------                                                       ------
*Allicin yield                     XXXXX ppm minimum             C-18 HPLC
Moisture                           XXXX maximum                  A 2.2
Granulation                        XXX mesh, XX maximum          A 6.0
                                   XXX mesh, XXX maximum
                                   XXXX mesh, XXX maximum

MICROBIOLOGICAL
----------------
Total Plate Count                  XXXXXX/g maximum               M 1.0
Mold                               XXXXX/g maximum                M 2.0
Coliform                           XX/g maximum                   M 4.0
E. coli                            less than XX/g                 M 4.0
Salmonella                         Negative/XX grams              M 15.0


-----------
* Determined using a C-18 HPLC column

ORGANIC CERTIFICATION

This product has been organically grown in accordance with the standards established by the California Certified Organics Farmers and the provisions of the California Organic Food Act of 1990.

     Certificate Number: ft045                Date Issued:          2/19/93

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                    --------------------------
                                    C.O.G. Administrator

  P.O. Box 98813    Tacoma, WA 98498     253-582-6421        FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED

                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Garlic Powder A-8000

                           CERTIFICATION OF GUARANTEE



Test Product Code: Resource # 09706                       Lot #      P.O. #
Analytical Test Results:                                             Order #


ATTRIBUTES                                                METHOD
----------                                                ------

*Allicin yield:                 XXXXX ppm minimum         C-18 HPLC
*Total Thiosulfinates yield:    XXXXX ppm minimum         C-18 HPLC
*Alliin:                        XXXXXX ppm minimum        C-18 HPLC
*Gamma-glutamylcysteines:       XXXXX ppm minimum         C-18 HPLC

Moisture:                       XXXX maximum              A 2.2
Granulation:                    XXX mesh, none            A 6.0
                                XXX mesh, XX maximum
                                XXX mesh, XXX maximum
** Total Sulfur:                XXXXX ppm minimum         Leco Analyzer


MICROBIOLOGICAL
---------------
Total Plate Count:              XXXXXXX/g maximum         M 1.0
Mold:                           XXXXX/g maximum           M 2.0
Coliform:                       XX/g maximum              M 4.0
E. coli:                        less than XX/g            M 4.0
Salmonella                      Negative/XX grams         M 15.0

----------
*  Determined using a C-18 HPLC column
** Determined using a Leco Sulfur Analyzer

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                 --------------------------
                                   C.O.G. Administrator

 P.O. Box 98813  Tacoma, WA 98498    253-582-6421          FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED


                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Garlic Powder A-10,000

                           CERTIFICATION OF GUARANTEE



Test Product Code: Resource # 09707     Lot #               P.O. #
Analytical Test Results:                                    Order #


ATTRIBUTES                                                  METHOD
----------                                                  ------
*Allicin yield:                  XXXXXX ppm minimum         C-18 HPLC
*Total Thiosulfinates yield:     XXXXXX ppm minimum         C-18 HPLC
*Alliin:                         XXXXXX ppm minimum         C-18 HPLC
*Gamma-glutamylcysteines:        XXXXX ppm minimum          C-18 HPLC

Moisture:                        XXXX maximum               A 2.2
Granulation:                     XXX mesh, none             A 6.0
                                 XXX mesh, XX maximum
                                 XXX mesh, XXX maximum
** Total Sulfur:                 XXXXX ppm minimum          Leco Analyzer

MICROBIOLOGICAL
-----------------
Total Plate Count:               XXXXXXX/g maximum          M 1.0
Mold:                            XXXXX/g maximum            M 2.0
Coliform:                        XX/g maximum               M 4.0
E. coli:                         less than XX/g             M 4.0
Salmonella                       Negative/XXg               M 15.0


-----------
*  Determined using a C-18 HPLC column
** Determined using a Leco Sulfur Analyzer

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                 --------------------------
                                 C.O.G. Administrator

 P.O. Box 98813      Tacoma, WA 98498   253-582-6421          FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED

                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Garlic Powder A-13,000

                           CERTIFICATION OF GUARANTEE


Test Product Code: Resource # 09708     Lot #              P.O. #
Analytical Test Results:                                   Order #


ATTRIBUTES                                                 METHOD
----------                                                 ------
*Allicin yield                     XXXXXX ppm minimum      C-18 HPLC
*Total Thiosulfinates yield        XXXXXX ppm minimum      C-18 HPLC
*Alliin                            XXXXXX ppm minimum      C-18 HPLC
*Gamma-glutamylcysteines           XXXXX ppm minimum       C-18 HPLC
**Total Sulfur                     XXXXX ppm minimum       Leco Analyzer

Moisture                           XXXX maximum            A 2.2
Granulation                       XXX mesh, XX maximum     A 6.0
                                  XXX mesh, XX maximum
                                  XXX mesh, XXX maximum

MICROBIOLOGICAL
----------------
Total Plate Count:                XXXXXXX/g maximum        M 1.0
Mold:                             XXXXX/g maximum          M 2.0
Coliform:                         XX/g maximum             M 4.0
E. coli:                          less than XX/g           M 4.0
Salmonella                        Negative/XXg             M 15.0

------------
*  Determined using a C-18 HPLC column
** Determined using a Leco Sulfur Analyzer

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                 --------------------------
                                 C.O.G. Administrator

  P.O. Box 98813      Tacoma, WA 98498     253-582-6421       FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED


                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Nutraceutical Tomato Powder

                           CERTIFICATION OF GUARANTEE

Test Product Code: Resource # 76120     Lot #             P.O. #
Analytical Test Results:                                  Order #


ATTRIBUTES                                                  METHOD
----------                                                  ------
Total Lycopene           XXXXX ppm minimum                  HPLC
Vitamin C                XX mg/XXXg minimum                 AOAC 984.26
Moisture                 XXXX maximum                       A 2.2
Granulation              XXX mesh, XXX minimum              A 6.0

MICROBIOLOGICAL
------------------
Total Plate Count        XXXXXXX/g maximum                  M 1.0
Yeast/Mold               XXX/g maximum                      M 2.0
Coliform                 XXX/g maximum                      M 4.0
E. coli                  less than XX/g                     M 4.0
Salmonella               Negative/XXg                       M 15.0
S. aureus                XX/g                               M 14.0


Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                 --------------------------
                                 C.O.G. Administrator

 P.O. Box 98813    Tacoma, WA 98498     253-582-6421          FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED


                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product:  Nutraceutical Broccoli Powder 16910

Test Product Code: Resource # 16910, Lot # K              P.O. #
Manufacture Date:                                         Expiration Date:
Analytical Test Results:                                  Order #


ATTRIBUTES                                                  METHOD
----------                                                  ------
Sulforaphane Yield        XXXXX ppm minimum                 HPLC
Total Glucosinolates      XXXXX ppm minimum                 *
Vitamin C                 XXX mg/XXXg minimum               AOAC 984.26
Beta-carotene             XXXXX I.U./XXXg minimum           HPLC
Total sulfur              XXXXX ppm minimum                 Leco SC432DR
                                                            Analyzer
Moisture:                 XXXX maximum                      A 2.2
Granulation:              XXX mesh, XXX minimum             A 6.0

MICROBIOLOGICAL                                             METHOD
---------------                                             ------
Total Plate Count:        XXXXXXX/g maximum                 M 1.0
Yeast/Mold:               XXX/g maximum                     M 2.0
Coliforms:                XXX/g maximum                     M 4.0
E. coli:                  less than XX/g                    M 4.0
Salmonella:               Negative/XXg                      M 15.0
S. aureus:                less than XX/g                    M 14.0


----------
* Measured by Small Scale Method for the Determination of Total
Glucosinolates; modified method published by Heaney and Fenwick (Methods of Enzymatic Analysis, H.C. Bergmeyer ed., Vering Chemie, Deerfield Beach, FL, pp. 208-214, 1984)

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                 ------------------------
                                  C.O.G. Administrator

 P.O. Box 98813    Tacoma, WA 98498      253-582-6421       FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED

                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Nutraceutical Spinach Powder

                           CERTIFICATION OF GUARANTEE

Test Product Code: Resource #72070, Lot #                 P.O. #
Analytical Test Results:                                  Order #


ATTRIBUTES                                                        METHOD
----------                                                        ------
Lutein                              XXX ppm minimum               HPLC
Beta-carotene                       XXXXXX I.U./100g minimum      HPLC
Folate                              X mg/XXXg minimum             (2)
Calcium                             XXX mg/XXXg minimum           AOAC 975.03
Iron                                XX mg/XXXg minimum            AOAC 975.03
Moisture                            XXXX maximum                  A 2.2
Granulation                         XXX mesh, XX maximum          A 6.0


MICROBIOLOGICAL                                                   METHOD
---------------                                                  -------
Total Plate Count                   XXXXXXX/g maximum             M 1.0
Yeast/Mold                          XXX/g maximum                 M 2.0
Coliforms                           XXX/g maximum                 M 2.0
E. coli                             less than XX/g                M 4.0
Salmonella                          Negative/XXg                  M 15.0
S. aureus                           XX/g                          M 14.0


----------
(2) Methods of Analysis for Infant Formula (1985); Infant Formula Council.

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                 --------------------------
                                 C.O.G. Administrator

   P.O. Box 98813    Tacoma, WA 98498         253-582-6421    FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED


                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Organic Parsley Powder

                           CERTIFICATION OF GUARANTEE

Test Product Code: Resource #55030, Lot #                 P.O. #
Analytical Test Results:                                  Order #


ATTRIBUTES                                                    METHOD
----------                                                    ------
Moisture                            XXXX maximum              A2.2

MICROBIOLOGICAL                                               METHOD
---------------                                               ------
Total Plate Count                   XXXXXX/g maximum          M 1.0
Yeast/Mold                          XXX/g maximum             M 2.0
Coliforms                           XX/g maximum              M 2.0
E. coli                             Negative                  M 4.0
Salmonella                          Negative                  M 15.0


ORGANIC CERTIFICATION
This product has been organically grown in accordance with the standards established by the California Certified Organic Farmers and the provisions of the California Organic Act of 1990.

          Certificate Number:       ft045
          Date Issued:              02/19/93

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                 --------------------------
                                 C.O.G. Administrator

  P.O. Box 98813   Tacoma, WA 98498      253-582-6421     FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED


                                 P U R E - G A R
                    A SUBSIDIARY OF BASIC VEGETABLE PRODUCTS

                                                               January 15, 1998

Client:  Pure-Gar
Product: Organic Spinach Powder

                           CERTIFICATION OF GUARANTEE

Test Product Code: Resource #72600, Lot #                 P.O. #
Analytical Test Results:                                  Order #


ATTRIBUTES                                                  METHOD
----------                                                  ------
Moisture                            XXXX                    A2.2

MICROBIOLOGICAL                                             METHOD
---------------                                             ------
Total Plate Count                   XXXXXX/g maximum        M 1.0
Yeast/Mold                          XXX/g maximum           M 2.0
Coliforms                           XX/g maximum            M 2.0
E. coli                             Negative                M 4.0
Salmonella                          Negative                M 15.0

ORGANIC CERTIFICATION

This product has been organically grown in accordance with the standards established by the California Certified Organic Farmers and the provisions of the California Organic Act of 1990.

                  Certificate Number:       ft045
                  Date Issued:              02/19/93

Basic Vegetable Products certifies the attributes listed. No claims or reference regarding listing can be used in advertisement without the written approval of Basic Vegetable Products. This analysis represents the typical standard of identity for this product as supplied to Pure-Gar.

                                 --------------------------
                                 C.O.G. Administrator

   P.O. Box 98813    Tacoma, WA 98498         253-582-6421    FAX: 253-582-6734

                        CONFIDENTIAL TREATMENT REQUESTED

                          BASIC VEGETABLE PRODUCTS, LP
                      Transfer Pricing for Sale to PureGar


DESCRIPTION                        1996 TRANSFER PRICE               1997 TRANSFER PRICE**
------------                       -------------------               ---------------------
GARLIC A500 ORG SEL PWD                 XXXXX                                   XXXXX
GARLIC A-0 PWD 200#DM PG                XXXXX                                   XXXXX
GARLIC A-0 PWD 50#BX PG                 XXXXX                                   XXXXX
GARLIC A1500 PWD 600K TT                XXXXX                                   XXXXX
GARLIC A1500 PWD 250#DM PG              XXXXX                                   XXXXX
GARLIC A1500 PWD 50#BX PG               XXXXX                                   XXXXX
GARLIC A7000 PWD 250#DM PG              XXXXX                                   XXXXX
GARLIC A8000 PWD 250#DM PG              XXXXX                                   XXXXX
GARLIC A8000 PWD 50#BX PG               XXXXX                                   XXXXX
GARLIC A10000 PWD 250#DM PG             XXXXX                                   XXXXX
GARLIC A10000 PWD 50#BX PG              XXXXX                                   XXXXX
GARLIC A13000 PWD 250#DM PG             XXXXX                                   XXXXX
GARLIC A13000 PWD 50#BX PG              XXXXX                                   XXXXX
GARLIC A1500 ORG PWD 50#BX PG           XXXXX                                   XXXXX
GARLIC ORG A1500 PWD 50#BX PG           XXXXX                                   XXXXX
GARLIC A1500 GRLD 60BK TT               XXXXX                                   XXXXX
"OBS" GAR A1500 GRL 200#DM              XXXXX                                   XXXXX
GAR ORG A1500 GRLD 200#DM               XXXXX                                   XXXXX
GARLIC A1500 PWD -80 250#DM             XXXXX                                   XXXXX
BROC PWD -60NU 50# HSBX                 XXXXX                                   XXXXX
CARROT PWD -60 NUTRA 50#BX              XXXXX                                   XXXXX
PARSLEY PWD -60 NS 50#BX                XXXXX                                   XXXXX
SPINACH PWD -60 NUTRA NS                XXXXX                                   XXXXX
TOM-CB ORG NU PWD -35 40#DM             XXXXX                                   XXXXX

-----------
** Contract transfer price to remain same as 1997 for existing products. Any new products will include XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                   Schedule 5

Date:    February 27, 1998

    Given that that it is extremely difficult to legally define the channels of distribution to which Natrol is being granted "Exclusivity", we feel a mutually signed memorandum of understanding would be helpful in documenting the spirit of the Supply Agreement.

    As a supplier of raw material to numerous trade classes, Natrol expects to have the right to sell any product that BVP manufactures during the term of the Supply Agreement. Our primary interest is nutraceutical grade garlic, our secondary interest is BVP's Schedule II Products, and our third interest is any New Products developed or supplied by BVP.

    Natrol clearly understands that BVP's customer base consists of industrial clients such as Lipton, C.W. Post, Taco Bell, General Mills, and that B.V.P. retains the rights to sell product to these customers.

    Natrol's business, post the Pure-Gar acquisition, consists of selling branded vitamins and supplements through various channels of distribution as well as the sale of bulk material to manufacturers/processors of nutraceutical products.

    Natrol's primary channels of distribution include but are not limited to, multi-level marketers, catalog sales companies, retailers and wholesalers who sell to retailers, manufacturers of pills in encapsulated, soft-gel and compressed pill form. Natrol anticipates expanding its channels of distribution to infomercials, international, department stores and any and all channels through which dietary supplements can be sold. Through the acquisition of Pure-Gar we are also selling to a limited number of brokers who re-sell to our primary channels of distribution. Natrol currently sells product that is intended to eventually be sold as vitamins, nutraceutical & herbal supplements or functional foods.

    We believe that BVP and Natrol agree that Natrol should have exclusively within these primary channels of distribution where the intent of the Natrol is to produce a vitamin, a nutraceutial or herbal supplement of functional food. We believe it is the definite intent of the supply agreement to give Natrol exclusive rights to sell bulk materials and or pills in their various forms to any company that is manufacturing or packaging pills in their various forms for sale as vitamins or nutraceutical herbs and supplements.

    Unfortunately, as with any supply agreement, there are gray areas of crossover that cannot be defined precisely.

    One area of crossover would be if one of BVPs existing industrial customers, let us say, Kellogg decided to enter the traditional vitamin and supplement business. For purposes of illustration only, it would be Natrol's expectation that if Kellogg decided to produce a Garlic Pill, BVP would inform Kellogg that it had to purchase its raw material from the Natrol. However, it is clearly understood by Natrol that if Kellogg decided to add Garlic or another BVP nutraceutical product to Total Cereal, BVP would maintain all rights to sell directly to Kellogg.

    Natrol sees the biggest area of potential confusion to be functional foods yet to be developed by BVP.

    Again, for purposes of illustration, let us say that BVP develops powder or some other raw material mix (liquid, paste, etc.) to make a functional food "power bar".

    It is clear that Natrol would have the rights to sell this mix to marketers within its channels of distribution. This would include companies like Pharmavite, Rexall Sundown, Herbalife, Avon, Walmart, Walgreen, etc. who sell to wholesalers, retailers, or customers.

    However, it is also clear that BVP would sell the same mix to its existing and developing customer base. Natrol understands that Lipton, Campbell Soup or General Mills could decide to manufacture a power bar in direct competition to Natrol and sell this power bar to Walmart, Walgreen, and other retailers that are part of their individual distribution networks.

    The key element that has to be acknowledged as part of the spirit of this agreement is that BVP would not sell this mix directly to Rexall sundown, Pharmavite, Walgreen's, Herbalife, etc., i.e., customers who now and in the future are part of Natrol's primary distribution channels.

    Natrol believes that in acknowledging this memorandum, both BVP and Natrol are further acknowledging an understanding of the nuances of the differentiation within the examples outlined above.

    As good business people, we will operate in good faith within the guidelines of this letter. Should there be any honest disagreement in the future, the parties will use there best efforts to resolve potential issues informally but if necessary the parties will let an independent arbitrator resolve the issue using the scope of this memorandum for guidance.